SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2009

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 20, 2009, JohnsonDiversey Holdings, Inc., a Delaware corporation (the “Company”), JohnsonDiversey, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“JDI”), Commercial Markets Holdco, Inc., a Wisconsin corporation (“CMH”), Unilever, N.V., a company organized under the laws of the Netherlands (“Unilever”), Marga B.V., a company organized under the laws of the Netherlands and an indirect, wholly owned subsidiary of Unilever (“Marga”), and Conopco, Inc., a New York corporation and an indirect, wholly owned subsidiary of Unilever (“Conopco”), entered into Amendment No. 1 to the Redemption Agreement, dated October 7, 2009 (the “Redemption Agreement” and, as amended by Amendment No. 1 to the Redemption Agreement, the “Amended Redemption Agreement”), by and among the Company, JDI, CMH, Unilever, Marga, and Conopco. As described below, Amendment No. 1 to the Redemption Agreement adjusted the types of consideration Marga was to receive from the Company in exchange for the shares of the Company’s common stock owned by Marga.

Pursuant to the Amended Redemption Agreement, the Company agreed to purchase from Marga, and Marga agreed to sell to the Company, all of the shares of the Company’s Class B common stock, par value $0.01 per share, owned by Marga in exchange for (1) cash equal to $390.5 million and the settlement of certain amounts owing by Unilever and its affiliates to the Company and its affiliates and owing to Unilever and its affiliates by the Company and its affiliates and (2) a warrant issued by the Company to an affiliate of Unilever to purchase shares of the Company’s new class A common stock, par value $0.01 per share, representing 4% of the Company’s outstanding common stock (immediately after giving effect to certain restructuring transactions and assuming the exercise of such warrant).

The foregoing description of Amendment No. 1 to the Redemption Agreement is a summary and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Redemption Agreement, which is filed as Exhibit 10.1 hereto and is hereby incorporated by reference. Except as set forth in Amendment No. 1 to the Redemption Agreement, the terms and conditions of the Redemption Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 14, 2009, remained in effect.

The Company’s repurchase of the shares of its Class B common stock from Marga pursuant to the Amended Redemption Agreement was consummated on November 24, 2009 in connection with the transactions described in the press release filed as Exhibit 99.1 hereto.

ITEM 8.01	Other Events.

On November 24, 2009, the Company and JDI issued a press release relating to the closing of certain previously announced transactions. A copy of the press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to the Redemption Agreement, dated November 20, 2009.
99.1	Press release, dated November 24, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: November 25, 2009	By:	/s/ Joseph F. Smorada
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: November 25, 2009	By:	/s/ Joseph F. Smorada
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to the Redemption Agreement, dated November 20, 2009.

99.1	Press release, dated November 24, 2009.

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